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                                                                    Exhibit 10.7

                            [LETTERHEAD OF EL SITIO]

                                STOCK OPTION PLAN

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                       EL SITIO INTERNATIONAL CORPORATION
                             1999 STOCK OPTION PLAN

1. Definitions

      In this Plan, except where the context otherwise indicates, the following definitions apply:

      1.1 "Affiliate" means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company which become such after adoption of the Plan.

      1.2. "Agreement" means a written agreement granting an Option and/or Right that is executed by the Company and the Optionee.

      1.3. "Board" means the Board of Directors of the Company.

      1.4. "Code" means the Internal Revenue Code of 1986, as amended.

      1.5. "Committee" means the committee appointed by the board to administer the Plan.

      1.6. "Common Stock" means the shares of the Company, par value $1.00 per share, of the Company.

      1.7. "BVI" means British Virgin Islands.

      1.8. "Company" means EL SITIO INTERNATIONAL Corporation, a BVI corporation.

      1.9. "Date of Exercise" means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Article 8.

      1.10. "Date of Grant" means the date on which an Option or Right granted under the Plan.

      1.11. "Director" means a member of the Board of Directors of the Company or any Affiliate.

      1.12. "Eligible Individual" means (i) any Employee or Director or (ii) any consultant or advisor to the Company or an Affiliate who renders bona fide

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services to the Company or an Affiliate.

      1.13. "Employee" means any employee of the Company or an Affiliate or any person who has been hired to be an employee of the Company or an Affiliate.

      1.14. "Fair Market Value" means the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

      1.15. "Incentive Stock Option" means an Option granted under the Plan that qualifies as an incentive stock option under Section 422 of the code and that the Company designates as such in the Agreement granting the Option.

      1.16. "Nonstatutory Stock Option" means an Option granted under the Plan that is not an Incentive Stock Option.

      1.17. "Option" means an option to purchase Shares granted under the Plan.

      1.18. "Option Period" means the period during which an Option may be exercised.

      1.19. "Option Price" means the price per Share at which an Option may be exercised. The Option Price shall be determined by the Committee, provided, however, that, in the case of Incentive Stock Options the Option Price shall not be less than the Fair Market Value as of the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Optionee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate (a "Ten-Percent Stockholder"), the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant. The Option Price of any Option shall be subject to adjustment to the extent provided in Article 10 hereof.

      1.20. "Optionee" means an Eligible Individual to whom an Option or Right has been granted.

      1.21. "Plan" means the EL SITIO INTERNATIONAL Corporation 1999 Stock Option Plan.

      1.22. "Related Option" means the Option in connection with which, or by amendment to which, a specified Right is granted.

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      1.23. "Related Right" means the Right granted in connection with, or by amendment to, a specified Option.

      1.24. "Right" means a stock appreciation right granted under the Plan in accordance with the terms of Section 7.

      1.25. "Right Period" means the period during which a Right may be exercised.

      1.26. "Share" means a share of Common Stock.

2. Purpose

      The Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Individuals of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company.

3. Administration

      The Committee shall administer the Plan and shall have plenary authority, in its discretion, to award Options and Rights to Eligible Individuals, subject to the provisions of the Plan. The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine which Eligible Individuals shall be granted Options and/or Rights, the time or times at which Options or Rights are granted and the terms (which terms need not be identical) of all Options and Rights including, but not limited to, the Option Price, the number of Shares subject to an Option, whether an Option shall be an Incentive Stock Option or a Nonstatutory Stock Option, any provisions relating to vesting, any circumstances in which Options or Rights terminate or Shares may be repurchased by the Company. In making these determinations, the Committee may take into account the nature of the services rendered by the Eligible Individuals, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to construe and interpret the Plan and the Agreements, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan, including, but no limited to, any determination to accelerate the vesting of outstanding Options or Rights. The determinations of the Committee on the matters referred to in this Article 3 shall be binding and final.

4. Eligibility

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       Options and Rights may be granted only to Eligible Individuals, provided, however, that only Employees who have commenced employment with the Company and its Affiliates shall be eligible to receive Incentive Stock Options. No Eligible Individual shall be granted Options or Rights totally more than 15% of the total number of Shares issuable under the Plan

      5. Stock Subject to the Plan

      5.1. Subject to adjustment as provided in Article 9, the number of Shares that may be issued under the Plan is 620,000.

      5.2 If an Option or right expires or terminates for any reason (other than by reason of the exercise of a Related Option or Related Right) without having been fully exercised, the unissued Shares which had been subject to such Option shall become available for the grant of additional Options or Rights.

      5.3 Upon exercise of a Right (regardless of whether the Right is settled in cash or Shares), the number of Shares with respect to which the Right is exercised shall be charged against the number of Shares issuable under the Plan and shall not become available for the grant of other Awards.

6. Options

      6.1 Options granted under the Plan shall be either Incentive Stock Options or Nonstatutory Stock Options, as designated by the Committee. Each Option granted under the Plan shall be clearly identified either as an Incentive Stock Option or a Nonstatutory Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to Eligible Individuals shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify.

      6.2 The Option Period for Options granted to Eligible Individuals shall be determined by the Committee and specifically set forth in the Agreement, provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) from its Date of Grant.

7. Rights

      7.1 Rights granted under the Plan shall be evidenced by an Agreement specifying the terms and conditions of the grant.

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      7.2 A Right may be granted under the Plan:

      (a) in connection with, and at the same time as, the grant of an Option under the Plan;

      (b) by amendment of an outstanding Option granted under the Plan; or

      (c) independently of any Option granted under the Plan.

      7.3 A right granted under Section 7.2(a) or Section 7.2(b) of this Plan is a Related Right. A Related Right may, in the Committee's discretion, apply to all or any portion of the Shares subject to the Related Option.

      7.4 A Right may be exercised in whole or in part as provided in the applicable Agreement, and, subject to the terms of the Agreement, entitles an Optionee to receive, without payment to the Company (but subject to required tax withholding), either cash or that number of Shares (equal to the highest whole number of Shares), or a combination thereof, in an amount or having a fair market value determined as of the Date of Exercise not to exceed the number of Shares subject to the portion of the Right exercised multiplied by an amount equal to the excess of (i) the Fair Market Value on the Date of Exercise of the Right over (ii) either (A) the Fair Market Value on the Date of Grant of the Right if it is not a Related Right, or (B) the Option Price as provided in the Related Option if the Right is a Related Right.

      7.5 The Right Period shall be determined by the Committee and specifically set forth in the applicable Agreement, subject to the following conditions:

      (a) a Right will expire no later than the earlier of (1) ten years from the Date of Grant, or (2) in the case of a Related Right, the expiration of the Related Option;

      (b) a Right may be exercised only when the Fair Market Value on the Date of Exercise exceeds either (1) the Fair Market Value on the Date of Grant of the Right if it is not a Related Right, or (2) the Option Price of the Related Option if the Right is a Related Right; and

      (c) a Right that is a Related Right to an Incentive Stock Option may be exercised only when and to the extent the Related Option is exercisable.

      7.6 The exercise, in whole or in part, of a Related Right shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Right is exercised. Similarly,

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the exercise, in whole or in part, of a Related Option shall cause a reduction in the number of Shares subject to the Related Right equal to the number of Shares with respect to which the Related Option is exercised.

8. Exercise of Options and Rights

      8.1 An Option or Right may, subject to the terms of the applicable Agreement under which it is granted. be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of an Option, by full payment of the Option Price for the Shares with respect to which the Option is exercised as provided in Section 8.2 hereof.

      8.2 Payment of the aggregate Option Price for the Shares with respect to which an Option is being exercised shall be made in cash; provided, however, that the Committee, in its sole discretion, may provide in an Agreement that part or all of such payment may be made by the Optionee in one or more of the following manners: (a) by delivery (including constructive delivery) to the Company of Shares valued at Fair Market Value on Date of Exercise; (b) by delivery on a form prescribed by the Committee of a properly executed exercise notice and irrevocable instructions to a registered securities broker approved by the Committee to sell Shares and promptly deliver cash to the Company; (c) by delivery of a promissory note as provided in Section 8.3 hereof, or (d) by surrender to the Company of an Option (or a portion thereof) that has become exercisible and the receipt from the Company upon such surrender, without any payment to the Company (other than required tax withholding amounts), of (x) that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Option Price, plus (y) an amount of cash equal to the Fair Market Value of any fractional Share to which the Optionee would be entitled but for the parenthetical in clause (x) above relating to whole number of Shares.

      8.3 To the extent provided in an Agreement and permitted by applicable law, the Committee may accept as payment of the Option Price a promissory note executed by the Optionee evidencing his or her obligation to make future cash payment thereof; provided, however, that in no event may the Committee accept a promissory note for an amount in excess of the difference between the aggregate Option Price and the par value of the Shares. Promissory notes made pursuant to this Section 8.3 shall be payable upon such terms as may be determined by the Committee, shall be secured by a pledge of the Shares received upon exercise of the Option and shall bear interest at a rate fixed by the

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Committee.

9. Restrictions on Transfer

      Options and Rights shall not be transferable other than by will or the laws of descent and distribution. An Option or Right may be exercised during the Optionee's lifetime only by the Optionee or, in the event of his or her legal disability, by his or her legal representative. The Shares acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfers or dispositions thereof (i) as are in effect among the stockholders of the Company at the time such Shares are acquired, (ii) as the Committee shall deem appropriate and (iii) as are required by applicable law.

10. Capital Adjustments

      In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up (or reverse stock split), recapitalization, reclassifcation, reorganization, reincorporation, combination or exchange of shares, merger, consolidation, liquidation or similar change incorporate structure, the Committee may, in its discretion, proved for a substitution for or adjustment in (i) the number and class of Shares subject to outstanding Options or Rights, (ii) the Option Price of outstanding Options the base price upon which payments under Rights that are not Related Rights are determined, and
(iii) the aggregate number and class of Shares that may be issued under the Plan.

11. Termination or Amendment

      The Board may amend, alter, suspend or terminate the Plan in any respect at any time; provided, however, that after the Plan has been approved by the stockholders of the Company, no amendment, alteration, suspension or termination of the Plan shall be made by the Board without approval of (i) the Company's stockholders to the extent stockholder approval is required by applicable law or regulations and (ii) each affected Optionee if such amendment, alteration, suspension or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment, alteration, suspension or termination. No Option may be granted nor any Shares issued under the Plan during any suspension or after termination of the Plan.

12. Modification, Extension and Renewal of Options; Substituted Options

      12.1 Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the terms of any outstanding Options and Rights, or

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accept the surrender of outstanding Options and Rights granted under the Plan or options and stock appreciation rights granted under any other plan of the Company or an Affiliate (to the extent not theretofore exercised) and authorize the granting of new Options and Rights in substitution therefor (to the extent not theretofore exercised). Any such substituted Options or Rights may specify a lower exercise price than the surrendered options and stock appreciation rights, a longer term than the surrendered options and stock appreciation rights, or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Option or Right shall, without the consent of the Optionee, alter or impair any of the Optionee's rights or obligations under such Option.

      12.2 Anything contained herein to the contrary notwithstanding, Options and Rights may, at the discretion of the Committee, be granted under the Plan in substitution for stock appreciation rights and options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform in whole or part, to the provisions of the options and stock appreciation rights in substitution for which they are granted.

      13. Effectiveness of the Plan

      The Plan and any amendment thereto shall be effective on the date on which it is adopted by the Board, provided that any such adoption requiring stockholder approval is subject to approval by vote of the stockholders of the Company within 12 months after such adoption by the Board. Options and Rights may be granted prior to stockholder approval of the Plan, and the date on which any such Option or Right is granted shall be the Date of Grant for all purposes provided that (a) each such Option or Right shall be subject to stockholders approval of the Plan, (b) no Option or Right may be exercised prior to such stockholder approval, and (c) any such Option or Right shall be void ab initio if such stockholder approval is not obtained.

14. Witholding

      The Company's obligation to deliver Shares or pay any amount pursuant to the terms of any Option or Right shall be subject to the satisfaction of applicable federal, state and local tax and social security, if applicable, withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee may

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satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Shares otherwise issuable to the Optionee, or (iii) delivering to the Company already owned and unencumbered Shares.

15. Term of the Plan

      Unless sooner terminated by the Board pursuant to Article 11, the Plan shall terminate on December 1, 2008 and no Options or Rights may be granted after such date. The termination of the Plan shall not affect the validity of any Option or Right outstanding on the date of termination.

16. Indemnification of Committee

      In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Right granted hereunder, and against all amounts reasonably paid by them in settlement hereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interest of the Company.

17. General Provisions

      17.1 The establishment of the Plan shall not confer upon any Eligible Individual any legal or equitable right against the Company, any Affiliate or the Committee except as expressly provided in the Plan.

      17.2 The Plan does not constitute inducement or consideration for the employment or service of any Eligible Individual, nor is it a contract between the Company or any Affiliate and any Eligible Individual. Participation in the Plan shall not give an Eligible Individual any right to be retained in the service of the Company or any Affiliate.

      17.3 Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirements of stockholder approval

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upon the same.

      17.4 The interests of any Eligible Individual under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

      17.5. The Plan shall be governed, construed and administered in accordance with the laws of the State of New York, United States of American. Any conflict or judicial claim should be exclusively submit the New York Courts.

      17.6. The Committee may require each person acquiring Shares pursuant to Options or Rights hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders another restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions. The certificates for Shares acquired pursuant to an Option may also include any legend which the Committee deems appropriate to reflect restrictions contained in this Plan or in the applicable Agreement or to comply with the BVI General Corporation law.

      17.7 The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of Options, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee

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EMPLOYEE STOCK PURCHASE PLAN ENROLLMENT FORM

To enroll in your company's Employee Stock Purchase Plan ("ESPP"), please complete this form, read the ESPP Terms & Conditions ("THE AGREEMENT"), separate and retain it for your records and return the form to your employer:

Please print the information requested below. For your permanent home address please enter the street address of the location you consider your permanent and primary residence. Do not enter a Post Office Box number or temporary address.


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Your Name

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Your Permanent Home Address              City                      Zip Code

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Your Country of Citizenship                 Your Company division work location


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Signature

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Documento Nacional de Identidad (I.D. Number)

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OPTION NUMBER
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OPTIONEE
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DATE OF GRANT
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OPTION PRICE
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COVERED SHARES
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                       EL SITIO INTERNATIONAL CORPORATION
                             1999 STOCK OPTION PLAN

                                      ****

                       NONSTATUTORY STOCK OPTION AGREEMENT

      1. Definitions. In this Agreement, except where the context otherwise indicates, the following definitions apply:

            1.1. "Affiliate" means parent or subsidiary corporations of the Company, as defined in Sections 424 (e) and (f) of the Code (but substituting "the Company" for "employer corporation").

            1.2. "Agreement" means this Nonstatutory Stock Option Agreement.

            1.3. "Board" means the Board of Directors of the Company.

            1.4. "Change of Control" means the occurrence of any of the following event after the Date of Grant: (i)(a) prior to the occurrence of a Public Market, the Existing Stockholders ultimately "beneficially own" (as defined in Rule 13d-3 of the Exchange Act) Voting Stock representing less than 50% of the total outstanding Voting Stock of the Company on a fully diluted basis and (b) after the occurrence of a Public Market, any "person" or "group" (as defined in Section 13 (d) and 14 (d) of the Exchange Act) together with their Affiliates becomes the ultimate "beneficial owner" (as defined in Rule 13 d-3 under the Exchange Act) of Voting Stock of the Company representing more than 30% of the voting power of the total Voting Stock of the Company and such ownership is greater than the voting power of the Voting Stock of the Company ultimately held by the Existing Shareholders; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the Voting Stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or the parent thereof) least 50% of the combined voting power of the voting securities of the Company or such surviving entity, or the parent thereof, outstanding immediately after such merger or consolidation; (iii) individuals who on the Date of Grant constitute the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the members at the Board of Directors then in office who either were members of the Board of Directors on the Date of Grant or whose election or nomination for election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or
(iv) the stockholders of the Company approve a plan of complete liquidation or winding-up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

            1.5. "Code" means the Internal Revenue Code of 1986, as amended.

            1.6. "Committee" means the committee charged, pursuant to the provisions of the Plan, with the administration of the Plan.

            1.7. "Common Stock" means the shares of the Company, par value US$
1.00 per share, of the Company.

            1.8. "Company" means EL SITIO INTERNATIONAL Corporation.

            1.9. "Covered Shares" means the number of Shares subject to the Option set forth as the "Covered Shares" on page 1 of this Agreement.

            1.10. "Date of Exercise" means the date on which the Company receives notice pursuant to Section 4.1 of the exercise, in whole or in part, of the Option.

            1.11. "Date of Expiration" means the date on which the Option shall expire, which shall be the earliest of the following times:

                  (a) the date on which the Optionee's Employment is terminated by the Company or any Affiliate for Good Cause;

                  (b) thirty (30) days after the termination of the Optionee's Employment by reason of resignation;

                  (c) one hundred eighty (180) days after the termination of the Optionee's Employment by reason of retirement, death or Disability;

                  (d) one hundred eighty (180) days after the date the Optionee's Employment is terminated by the Company or any Affiliate other than for Good Cause, or

                  (e) eight (8) years after the Date of Grant.

            1.12. "Date of Grant" means the date set forth as the "Date of Grant" on page 1 of this Agreement in EL SITIO INTERNATIONAL Corporation 1999 Stock Option Plan.

            1.13. "Disability" means (i) incapacity due to physical or mental illness or injury where the Optionee shall have been absent from his full time duties at the Company for four (4) consecutive months; or (ii) the Optionee's health should become impaired to an extent that makes the continued performance of his duties at the Company hazardous to his physical or mental health or his life, provided that the Optionee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided further, that, at the Company's request made within thirty (30) days of the date of such written statement, the Optionee shall submit to an examination by a doctor selected by the Company who is reasonable acceptable to the Optionee or the Optionee's doctor and such doctor shall have concurred in the conclusion of the Optionee's doctor.

            1.14. "Employment" means the Optionee's employment with the Company and its Affiliates, including service as a director.

            1.15. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            1.16. "Existing Stockholders" means EL SITIO Stockholders existing at the moment of the Grant Date.

            1.17. "Fair Market Value" means the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

            1.18. "Good Cause" means a termination of the grant of the Plan based on an Optionee's (i) willful misconduct or gross negligence in the performance or intentional nonperformance (continuing for ten (10) days after receipt of written notice of need to cure) of any of the Optionee's material duties and responsibilities for the Company; (2) dishonesty, fraud, alcohol or illegal drug abuse, or misconduct with respect to the business or affairs of the Company,

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which adversely affects the operations, prospects or reputation of the Company;
or (3) conviction of a felony or other crime involving moral turpitude.

            1.19. "Option" means the nonstatutory stock option granted to the Optionee in Section 2 of this Agreement.

            1.20. "Option Price" means the dollar amount per Share set forth as the "Option Price" on page 1 of this Agreement, provided, however, that it the shares of the Corporation are listed on any Stock Exchange, the share price shall be the price of the shares traded in such exchange. The exercise price shall never be greater than the market price determined by such exchange.

            1.21. "Optionee" means the person identified as the "Optionee" on page 1 of this Agreement.

            1.22. "Plan" means the EL SITIO INTERNATIONAL Corporation 1999 Stock Option Plan.

            1.23. "Public Equity Offering" means an underwritten primary public offering of Common Stock that is broadly distributed to the public pursuant to an effective registration statement under the Securities Act and after which the Common Stock is listed or quoted for trading on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market.

            1.24. "Public Market" means, and shall be deemed to exist, if (i) 3 Public Equity Offering has been consummated and (ii) at least 15% of the total issued and outstanding (not fully diluted) Common Stock has been distributed by means of an effective registration statement under the Securities Act or sales pursuant to rule 144 under the Securities Act.

            1.25. "Securities Act" means the Securities Act of 1933, as amended.

            1.26. "Share" means a share of Common Stock.

      2. Grant of Option. Pursuant to the Plan and subject to the terms of this Agreement, the Company hereby grants to the Optionee the Option to purchase from the Company the number of Share equal to the Covered Shares, exercisable at the Option Price.

      3. Terms of the Option.

            3.1. Type of Option. The Option is intended to be a nonstatutory stock option, and is not an incentive stock option within the meaning of Section 422 of the Code.

            3.2. Exercise Period. During the period commencing on the Date of Grant and terminating on the Date of Expiration, the Option may be exercised with respect to all or a portion of the Covered Shares (in full shares), to the extent that the Option has vested and has not been previously exercises with respect to such Covered Shares.

            3.3. Vesting Schedule.

            (a) On each of the first, second and third anniversaries of the Date of Grant, the Option shall vest as to twenty percent, thirty percent and fifty percent, respectively, of the Covered Shares, rounded up to the nearest whole number of Shares (or, if less, the remainder of the Covered Shares with respect to which the Option has not yet vested). Or, the Optionee may exercise the 100% of his option at the end of the third anniversary.

            (b) On the fourth anniversary of the Date of Grant, the Option shall vest as to the remainder of the Covered Shares.

            (c) Notwithstanding the provisions of Sections 3.3(a) and (b), (i) in the event that a Change of Control shall occur on or after the first anniversary of the Date of Grant, all unvested portions of the Option set forth in said Sections 3.3(a) and (b) shall vest in full, including any portion of the Option not yet exercised because of decision of the Optionee of because of non yet compliance of vesting schedule required by the Plan and (ii) no part of the Option shall vest after the date of termination for any reason of the Optionee's Employment.

      4. Exercise.

            4.1. Notice. The Option shall be exercised, in whole or in part, by the delivery to the Company of written notice of such exercise, in such form as the Committee may from time to time prescribe, accompanied by (i) full payment of the Option Price with respect to that portion of the Option being exercised and (ii) any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise. Options may be exercised only with respect to whole numbers of Shares. Until the Committee notifies the Optionee to the contrary, the form attached to this Agreement as Exhibit A shall be used to exercise the Option.

            4.2. Payment of the Option Price. Upon exercise of the Option, the Optionee shall pay the Option Price and any applicable withholding tax amounts in cash. With the prior written approval of the Committee, which approval shall be in the Committee's sole discretion, the Optionee may also pay the Option Price, in whole or in part, by delivering duly endorsed certificates representing, or duly executed stock transfer instruments in respect of, a whole number of Shares having an aggregate value on the Date of Exercise (determined based on the Fair Market Value) not more than the portion of the Option Price being paid by delivery of such Shares, or in a combination of cash and Shares. Notwithstanding the preceding sentence, no Shares may be used to pay any portion of the Option Price unless those Shares were issued to the Optionee at least six months prior to the Date of Exercise.

      5. Restrictions on Transfer.

            5.1. Options. Except by will or the laws of descents and distribution, the Option may not be sold, transferred, assigned, pledged or otherwise disposed of or encumbered by the Optionee, and any attempt to do so shall be null and void. The Option may be exercised during the Optionee's lifetime only by the Optionee or, in the event of the Optionee's legal disability, by the Optionee's legal representative. The terms of the Option shall be binding upon any successor or permitted assignee of the Optionee.

            5.2. Company Call Right. At any time within 180 days following the termination of the Optionee's Employment by the Company or any Affiliate for Good Cause or by the Optionee by reason of resignation (but prior to the existence of a Public Market), the Company shall have the right (the "Call Right") to elect to repurchase, and cause the Optionee to sell, all or any portion of the Covered Shares held by the Optionee (or his estate or designated beneficiary in the event of his death following his termination of Employment) in accordance with this Section 5.2. Each exercise of the Call Right shall be effected by giving the Optionee written notice of the Company's election to exercise, which notice shall be delivered in accordance with Section 11 hereof and shall set forth (a) the number of Covered Shares with respect to which the Call Right is then being exercised and (b) the proposed closing date for the sale and purchase of the relevant Covered Shares, which shall be a date not less than ten (10) business days following the effective date of delivery of such written notice (the "Call Right Closing"). The purchase price per Covered Share with respect to which the Call Right is exercised shall be the Option Price plus an amount equal to interest on the Option price at the rate of six percent (6%) per annum, compounded annually, calculated from the Date of Grant to the date of the Call Right Closing. At the Call Right Closing, the Optionee (or his estate or designated beneficiary) shall deliver duly endorsed certificates representing, or duly executed stock transfer instruments in respect of, the number of Covered Shares with respect to which the Call Right is being exercised, and the Company shall pay the purchase price for such shares to the Optionee (or his estate or designated beneficiary) in cash or by wire transfer in immediately available funds.

            5.3. Securities Act. The Optionee understands that this Option and the Covered Shares have not been registered under the Securities Act or any state or other jurisdiction's securities laws, and upon exercise of the Option the Shares must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act or exemptions from such registration requirements are available. The Optionee is further aware that the Company is under no obligation to register the Option or the Covered Shares under the Securities Act or any state or other jurisdiction's securities laws or to assist the Optionee in complying with any such registration requirements. The Optionee represents that it is an "accredited investor", as such term is defined in Rule 501 under the Securities Act.

      6. Capital Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up (or reverse stock split), reclassification, reincorporation, liquidation or similar change in corporate structure, the Committee shall, in its discretion, provide for a substitution for or adjustment in (i) the number and class of Covered Shares and (ii) the Option Price.

      7. Investment Intent; Legends.

            7.1. Representations. The Optionee agrees that, upon the issuance of any Shares upon the exercise of the Option, the Optionee will, upon the request of the Company, represent and warrant in writing that the Optionee (i) has received and reviewed a copy of the Plan; (ii) is capable of evaluating the merits and risks of exercising the Option and acquiring the Shares and able to bear the economic risks of such investment; (iii) has made such investigations as he or she deems necessary and appropriate of the business and financial prospects of the company; and (iv) is acquiring the Shares for investment only and not with a view to resale or other distribution thereof. The Optionee acknowledges that the Company has made available to the Optionee the opportunity to obtain information to evaluate the merits and risks associated with this Agreement and the transactions contemplated hereby. The Optionee further acknowledges that the investment contemplated by the Option involves a high degree of risk, including risks associated with the Company's business operations and prospects, the lack of a public market for the Shares, and the limitations on the transferability of the Option and the Shares.

            7.2. Legends. The Optionee agrees that the certificates evidencing the Shares issued upon exercise of the Option may include any legend which the Committee deems appropriate to reflect any transfer or other restrictions contained in the Plan, this Agreement or the Securities Act or to comply with other applicable laws.

      8. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Covered Shares until and unless a certificate or certificates representing such shares are issued to the Optionee pursuant to this Agreement. Except as provided in Section 6, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

      9. Employment. Neither the granting of the Option evidenced by this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any of its Affiliates to employ the Optionee (or have the Optionee serve as a director) for any period.

      10. Subject to the Plan. The Option evidenced by this Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which are incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, the Option is subject to any rules and regulations promulgated by the Committee pursuant to the Plan.

      11. Notice. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, by facsimile or sent by overnight express or by registered or certified mail, postage prepaid, addressed as follows:

      If to the Company to:

      EL SITIO INTERNATIONAL Corporation
      Belgrano 845
      Buenos Aires, Argentina
      Attention: President
      Facsimile: 011-5411-4343-2355

If to the Optionee, to the address set forth beneath the Optionee's signature on the signature page hereof.

      All deliveries of notice shall be deemed effective when received by the person entitled to such receipt or when delivery has been attempted but refused by such person. Any party may change the person or address to which such deliveries shall be made with respect to such party by delivering notice thereof to the other party hereto in accordance with this Section 11.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be signed on its behalf effective as of the Date of Grant.

ATTEST:     EL SITIO INTERNATIONAL CORPORATION


            By      : _________________________

            Name:   : _________________________

            Title   : President

Accepted and agreed to as of the Date of Grant.

                      _________________________
            Optionee:

            Address:

                                    EXHIBIT A

                               EXERCISE OF OPTION

Board of Directors
El Sitio Corporation
1092 Av. Belgrano 845
Buenos Aires, Argentina

Ladies and Gentlemen:

      The undersigned, the Optionee under the Nonstatutory Stock Option Agreement identified as Option No. 1 (the "Agreement"), granted pursuant to the EL SITIO INTERNATIONAL Corporation 1999 Stock Option Plan (the "Plan"), hereby irrevocably elects to exercise the option granted in such Agreement (the "Option") to purchase [whole numbers only] Common Stock shares, par value ______ per share, (the "Shares") of EL SITIO INTERNATIONAL Corporation (the "Company"), and herewith makes payment of $_____ in cash.

      The Optionee hereby represents and warrants as follows:

      1. The Optionee has received and reviewed a copy of the Plan;

      2. The Optionee is capable of evaluating the merits and risks of exercising the Option and acquiring the Shares and able to bear the economic risks of such investment;

      3. The Optionee has made such investigations as he or she deems necessary and appropriate of the business and financial prospects of the Company; and

      4. The Optionee is acquiring the Shares for investment only and not with a view to resale or other distribution thereof.

      The Optionee acknowledges that the Company has made available to the Optionee the opportunity to obtain information to evaluate the merits and risks associated with the Agreement and the transactions contemplated thereby. The Optionee further acknowledges that the investment contemplated by the Option involves a high degree of risk, including risks associated with the Company's business operations and prospects, the lack of a public market for the Shares, and the limitations on the transferability of the Option and the Shares.

Dated: __________                       __________________________
                                         (Signature of Optionee)

Date Received by
EL SITIO INTERNATIONAL Corporation: _____________
Received by: _____________